Principal Funds, Inc.
Supplement dated May 7, 2019
to the Statement of Additional Information dated March 1, 2019
(as supplemented on March 18, 2019, March 29, 2019, April 12, 2019, and April 29, 2019)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
In the Contractual Limits on Total Annual Fund Operating Expenses section, delete the row for Inflation Protection in the Contractual Limits on Total Annual Fund Operating Expenses table and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Inflation Protection	0.90%	N/A	1.15%	N/A	2/29/2020